Security Income Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated December 10, 2012

to the Summary Prospectus Dated March 1, 2012

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus for the Total Return Bond Fund (the “Fund”).

Accordingly, the Fund’s Summary Prospectus is hereby revised as follows, effective immediately:

The last sentence of the first paragraph in the section titled “Principal Investment Strategies” on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following in order to clarify the Fund’s investments in other investment vehicles:

The Fund may seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, including, but not restricted to, closed-end funds, exchange traded funds (“ETFs”) and other mutual funds.

Please Retain This Supplement for Future Reference